Supplement to
the Fidelity®
Equity-Income II Fund January 29, 2008
Prospectus

The following information replaces the biographical information for Robert Chow found in the "Fund Management" section on page 21. All references to Mr. Chow are no longer applicable.

Stephen Petersen is manager of Equity-Income II Fund, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and portfolio manager.

EII-09-01 February 2, 2009
1.734046.115

Supplement to the
Fidelity®
Equity-Income II Fund - Class K
May 4, 2008 Prospectus

The following information replaces the biographical information for Robert Chow found in the "Fund Management" section on page 18. All references to Mr. Chow are no longer applicable.

Stephen Petersen is manager of Equity-Income II Fund, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and portfolio manager.

EII-K-09-01 February 2, 2009
1.891275.100